1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

(each, a “Fund”)

SUPPLEMENT DATED APRIL 8, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) dated March 1, 2026, of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

The purpose of this Supplement is to notify you that on March 26, 2026, Equitable Holdings, Inc. (“EQH”), the parent company of the Funds’ investment adviser, and Corebridge Financial, Inc. (“Corebridge”) announced that they have entered into a definitive agreement to merge (the “Transaction”). The Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval of the shareholders of both EQH and Corebridge.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a registered investment company, such as the Trust, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction will be deemed to cause an “assignment” of the Investment Advisory Agreement between the Trust, on behalf of each Fund, and Equitable Investment Management, LLC (the “Adviser”). As a result, the closing of the Transaction will cause the Investment Advisory Agreement to terminate automatically in accordance with its terms. It is anticipated that, prior to the closing of the Transaction, the Trust’s Board of Trustees (the “Board”) will consider a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser. If approved by the Board, the new investment advisory agreement will be presented to the Funds’ shareholders for approval, and, if approved by shareholders, it will take effect upon the closing of the Transaction.